SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    January 17, 1996


                                 WPL Holdings, Inc.
             (Exact name of Registrant as specified in its charter)


     Wisconsin                       1-9894                    39-1380265
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On January 17, 1996, WPL Holdings, Inc. issued a press release (a copy of which is attached as Exhibit (99) to this Current Report on Form 8-K) announcing the sale of the operations of A&C Enercom Consultants, Inc., a second-tier subsidiary of WPL Holdings, Inc.

   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.  The following exhibit is being filed herewith:

               (99) WPL Holdings, Inc. Press Release, dated January 17, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WPL HOLDINGS, INC.



   Date:  January 17, 1996         By:  /s/ Edward M. Gleason
                                        Edward M. Gleason
                                        Vice President, Treasurer and
                                           Corporate Secretary

                               WPL HOLDINGS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated January 17, 1996


                             Exhibit

        (99)     WPL Holdings, Inc. Press Release, dated
                 January 17, 1996.